NOTE PURCHASE AGREEMENT


             This Note Purchase Agreement (this "Agreement"), dated as of May 5, 1995, is by and between OVERHILL FARMS, INC., a Nevada corporation (the "Company"), and RICE PARTNERS II, L.P., a Delaware limited partnership ("Rice"). Capitalized terms used in this Agreement are defined in Section 11.1.

             To induce Rice to purchase the Senior Subordinated Note from the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows.

          I.      DESCRIPTION OF SENIOR SUBORDINATED NOTE AND COMMITMENT

             1.1  Description  of  Senior Subordinated  Note.    The Company
          will authorize the issuance and sale of its Senior Subordinated Note which shall be dated the Closing Date, shall be in the aggregate original principal amount of $13,000,000, and shall bear interest at the fixed rate of 13% per annum; provided, however, that upon the occurrence of a Potential Default under
          Section 8.1(a) hereof or any Event of Default, and during the continuation thereof, the unpaid principal amount of the Senior Subordinated Note shall bear interest at the rate of 15% per
          annum.   Interest  on  the  Senior  Subordinated  Note  shall  be
          computed on the basis of the actual number of days elapsed over a
          360  day  year.     The   Senior  Subordinated   Note  shall   be
          substantially in the form attached hereto as Exhibit A.

             1.2 Commitment; Funding. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to Rice and Rice agrees to purchase from the Company, the Senior Subordinated Note in the principal amount of $13,000,000 at a
          price of  100% of such principal amount.   Delivery of the Senior
          Subordinated  Note shall  be  made on  the  Closing Date  in  the
          offices  of the  Seller.   Payment of  the purchase price  of the
          Senior Subordinated Note shall be made in immediately available funds to such Person as the Company shall designate in writing and shall be disbursed as follows: (a) $10,000,000 of the purchase price of the Senior Subordinated Note shall be disbursed on the Closing Date, and (b) the remaining $3,000,000 of the purchase price of the Senior Subordinated Note shall be disbursed on May 17, 1995. The Senior Subordinated Note will be delivered to Rice in fully registered form, and shall be issued in its name or the name of its nominee. Simultaneously with purchase of the Senior Subordinated Note, pursuant to the Senior Loan Agreement, the Senior Lender will provide the Company with a revolving loan facility in an amount not to exceed $12,000,000 and a term loan facility in an amount not to exceed $6,000,000. The Company
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          expects  that  a  total  of  approximately  $17,000,000  will  be advanced by the Senior Lender to the Company on the Closing Date.

             1.3  Origination  Fee.    The  Company shall  pay  to  Rice  an
          origination fee of 2.0% of the face amount of the Senior Subordinated Note, in immediately available funds, on the Closing Date, which fee shall be deemed fully earned and nonrefundable on the Closing Date. Rice may, at its option, deduct the amount of the origination fee from the purchase price of the Senior Subordinated Note.

             1.4  Use of  Proceeds.   The  proceeds  from  the sale  of  the
          Senior Subordinated Note shall be used solely to finance a portion of the purchase price of the assets of Seller which are to be acquired by the Company pursuant to the Acquisition Documents.

          II.     PAYMENT AND PREPAYMENT OF SENIOR SUBORDINATED OBLIGATIONS

             2.1  Principal  and Interest Payments.   Principal and interest
          on the Senior Subordinated Note shall be due and payable as follows:

                    (a) Principal shall be due and payable in two equal annual installments of $6,500,000 on each of April 29, 2002 and April 29, 2003, with all remaining principal being due and payable in full on the Termination Date.

                    (b) Interest shall be due and payable (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing the last Business Day of June, 1995, and (ii) on the Termination Date.

             2.2 Optional Prepayments. At the Company's option, upon notice given as provided below, the Company may, at any time and from time to time, prepay all or any part of the principal of the Senior Subordinated Note, by payment to Purchaser of an amount equal to (a) the principal amount to be prepaid, plus
          (b) accrued unpaid interest on the principal amount so prepaid, plus (c) any expenses and/or damages for which Purchaser may be entitled to receive payment or reimbursement hereunder or, if the Senior Subordinated Note is being prepaid in full, the aggregate amount of all other Senior Subordinated Obligations, plus (d) a premium equal to the percentage of the principal amount so prepaid which is applicable in accordance with the following table based on the date on which such prepayment is made (a "Prepayment Fee"):

                   Prepayment Date                      Premium

                   Closing Date through May 4, 1996  6%
                   May 5, 1996 through May 4, 1997   5%

                   May 5, 1997 through May 4, 1998   4%
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                   May 5, 1998 through May 4, 1999   3%
                   May 5, 1999 and thereafter        0%


          Each partial prepayment under this Section 2.2 shall be in a principal amount of not less than $250,000 or, if greater than $250,000, then in integral multiples of $50,000. Each prepayment under this Section 2.2 shall be applied first to accrued interest on the principal amount prepaid, second to any applicable Prepayment Fee, third to installments of principal in the inverse order of their maturities, and fourth to any expenses and/or damages for which Purchaser may be entitled. The amount of any such prepayment may not be reborrowed by the Company. The Company shall give notice of any optional prepayment to Purchaser not less than ten (10) days nor more than sixty (60) days before the date for prepayment, specifying in each such notice the date upon which prepayment is to be made and the principal amount (together with accrued interest and any applicable Prepayment Fee) to be prepaid on such date. Notice of prepayment having been so given, the applicable prepayment amount shall become due and payable on the specified prepayment date. The Company shall have no right to prepay the Senior Subordinated Note except as provided in this Section 2.2 or in Section 2.3.

             2.3  Mandatory  Prepayments.    Any  prepayment   under  this
          Section 2.3 shall be applied first to accrued interest, second to any applicable Prepayment Fee, third to installments of principal in the inverse order of their maturities and fourth to any expenses and/or damages for which Purchaser may be entitled. The amount of any such mandatory prepayment may not be reborrowed by the Company. The Company shall make mandatory prepayments in each of the following circumstances:

                  (a) In the event of any public or private offering by the Company of any of the Company's debt or equity securities, the Company shall prepay the Senior Subordinated Note in an amount equal to the lesser of the (i) net proceeds of any such public or private offering or (ii) the aggregate amount of all Senior Subordinated Obligations (including any applicable Prepayment Fee), such prepayment to be made within five (5) Business Days of receipt of such net proceeds.

                  (b) If during any fiscal year the Company shall sell or otherwise dispose of (other than a sale or disposition governed by Section 2.3(c) below or a sale or disposition permitted by
          Section 6.8 or Section 7.3) any property or properties, then the Company shall prepay the Senior Subordinated Note in an amount equal to the lesser of (i) the aggregate net cash proceeds of such sales or other dispositions or (ii) the aggregate amount of all Senior Subordinated Obligations (including any applicable Prepayment Fee), such prepayment to be made within five (5) Business Days of receipt of such net proceeds.

                  (c) In the event of any sale or other disposition of all or substantially all of the stock or assets of the Company or any Subsidiary of the Company in a single transaction or series of transactions, the Company shall prepay the Senior Subordinated Note in an amount equal to the lesser of (i) the aggregate net cash proceeds of such sales or dispositions or
          (ii) the aggregate amount of all Senior Subordinated Obligations (including any applicable Prepayment Fee), prepayment to be made within five (5) Business Days of receipt of such net proceeds.

             2.4 Additional Payments. Unless otherwise provided herein or in the Other Agreements, all Senior Subordinated Obligations, other than principal and interest on the Senior Subordinated Note, shall be payable by the Company to the Holder thereof, on demand, and shall bear interest from the date of demand until paid at the rate of interest then applicable under Section 1.1.

             2.5 Liquidated Damages. Any Prepayment Fee payable pursuant to Section 2.2 or Section 2.3 shall be payable as liquidated damages for loss of the opportunity to recover loan origination expenses and profits over the balance of the term of this Agreement and not as a penalty.

             2.6 Direct Payment. The Company will pay all sums becoming due hereunder and on the Senior Subordinated Note to Purchaser at the address specified for Purchaser on Annex I hereto, by wire transfer in U.S. Dollars of Federal Reserve Funds or other immediately available funds, to the account specified for Purchaser on Annex I, or at such other address or in such other form as Purchaser shall have designated by notice to the Company at least five Business Days prior to the date of any payment, in each case without presentment and without notations being made thereon. All payments by the Company shall be made without set-off or counterclaim. Any wire transfer shall identify such payment as "Overhill Farms, Inc., 13% Senior Subordinated Note" and shall identify the payment as principal, premium, interest and/or reimbursement of costs and expenses, together with the applicable date or period to which it relates.

             2.7 Payments Payable on Business Days. Payments of all amounts due hereunder or under the Senior Subordinated Note shall be made on a Business Day. Any payment due on a day that is not a Business Day shall be made on the next Business Day, together with all interest (if any) accrued in the interim.

             2.8 Interest Laws. Notwithstanding any provision to the contrary contained in this Agreement or any Other Agreement, the Company shall not be required to pay, and Purchaser shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any Other Agreement or otherwise contracted for, taken, reserved, charged or received, then in such event: (a) the provisions of this Section 2.8 shall govern and control; (b) the Company shall not be obligated to pay any Excess Interest;
          (c) any Excess Interest that Purchaser may have contracted for, taken, reserved, charged or received hereunder shall be, at
          Purchaser's  option,  (i)  applied  as  a   credit  against  the
          outstanding principal balance of the Senior Subordinated Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (ii) refunded to the payor thereof, or (iii) any combination of the foregoing; (d) the interest provided for shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the Other Agreements shall be deemed to have been, and shall be, reformed and modified to reflect such reduction; and (e) the Company shall have no action against Purchaser for any damages arising due to any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Senior Subordinated Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Senior Subordinated Obligations shall remain at the Maximum Rate until Purchaser shall have received the amount of interest which Purchaser would have received during such period on such Senior Subordinated Obligations had the rate of interest not been limited to the Maximum Rate during such period. All sums paid or agreed to be paid hereunder or under the Other Agreements for the use, forbearance or detention of sums due shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated and spread throughout the full term of the Senior Subordinated Obligations until payment in full so that the rate or amounts of interest on account of the Senior Subordinated Obligations does not exceed the Maximum Rate. The terms of this Section 2.8 shall be deemed incorporated into each Other Agreement and any other document or instrument between the Company and Purchaser or directed to the Company by Purchaser, whether or not specific reference to this Section 2.8 is made.

          III.    REPRESENTATIONS AND WARRANTIES OF PURCHASER

             To induce the Company to enter into this Agreement, Purchaser represents and warrants to the Company that the following statements are, and at the Closing will be, true, correct and complete:

             3.1 Existence. It is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

             3.2 Authority. It has the right and power and authority to enter into, execute, deliver and perform its obligations under this Agreement, and its partners, officers or agents executing and delivering this Agreement are duly authorized to do so. This Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

             3.3 Investor Status. It (i) is an "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended, and (ii) has such knowledge, skill, sophistication and experience in business and financial matters, based on actual participation, that it is capable of evaluating the merits and risks of the purchase of the Senior Subordinated Note from the Company and the suitability thereof for Purchaser.

             3.4 Investment for own Account. It is acquiring the Senior Subordinated Note for investment for its own account and not with a view to any distribution thereof in violation of applicable securities laws.

             3.5 Legend on Note. It agrees that the Senior Subordinated Note will bear the appropriate legends referencing restrictions on transfer and will not be offered, sold or transferred in the absence of registration or exemption under applicable securities laws.

          IV.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

             To induce Purchaser to enter into this Agreement, the Company represents and warrants to Purchaser that the following statements are, and after giving effect to the Acquisition will be, true, correct and complete:

             4.1. Corporate Existence and Authority. The Company (a) is a corporation duly organized, validly existing, and in good standing under the laws of Nevada; (b) has all requisite corporate power and authority to own its assets and carry on its business  as  now conducted;  and  (c)  is qualified  to  do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. The Company has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement, the Acquisition Documents, the Senior Loan Documents, and all Other Agreements to which it is or in connection with the transactions contemplated hereby, may become, a party.

             4.2 Financial Statements. The Company has delivered to Purchaser (a) unaudited financial statements of the Seller as at and for the fiscal year ended September 30, 1994, (b) unaudited financial statements of the Seller for the six-month period ended March 31, 1995, and (c) cash flow projections and analyses of the Company for the five-year period following the Closing Date together with a written statement of the assumptions underlying them. The financial statements referred to in clauses (a) and (b) of this Section 4.2 are true and correct in all material respects, have been prepared in accordance with GAAP (except as otherwise noted therein), and fairly present both the financial condition of the Seller as of the respective dates indicated therein and the results of the Company's operations for the respective periods indicated therein. The cash flow projections and analyses referred to in clause (c) of this Section 4.2 fairly present the Company's best estimate of the future cash flow position of the Company, based on the Seller's historical performance and the Company's knowledge of its business plans and assumptions underlying them. It is the Company's good faith belief that such cash flow projections are reasonably achievable by the Company. At March 31, 1995, the Seller has no liabilities or obligations (absolute, accrued, contingent or otherwise) of a nature required by GAAP to be reflected in such financial statements which are, individually or in the aggregate, material to the condition, financial or otherwise, or operations of the Seller as of that date which are not reflected on such financial statements. There has been no material adverse change in the condition, financial or otherwise, or operations of the Seller since March 31, 1995 nor has there otherwise occurred a Material Adverse Effect.

             4.3 Default. Except as disclosed on Schedule 4.3, the Company is not in default under any loan agreement, indenture, mortgage, security agreement, lease, franchise, permit, license or other agreement or obligation to which it is a party or by which any of its properties may be bound. The Company is paying its debts as they become due.

             4.4 Authorization and Compliance with Laws and Material Agreements. The execution, delivery and performance by the
          Company of this Agreement, the Acquisition Documents, the Senior Loan Documents and the Other Agreements to which it is or may in connection with the transactions contemplated hereby become a party, have been or prior to the consummation of such transactions will be duly authorized by all requisite action on the part of the Company and do not and will not violate its Certificate of Incorporation or Bylaws or any law or any order of any court, governmental authority or arbitrator, and do not and will not upon the consummation of the transactions contemplated hereby conflict with, result in a breach of, or constitute a default under, or result in the imposition of any Lien (except Permitted Liens) upon any assets of the Company pursuant to the provisions of any loan agreement, indenture, mortgage, security agreement, franchise, permit, license or other instrument or agreement by which the Company or any of its properties is bound. Except as set forth on Schedule 4.4, no authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third Person is or will be necessary for the execution, delivery or performance by the Company of this Agreement, the Acquisition Documents, the Senior Loan Documents, and the Other Agreements to which it is a party or the validity or enforceability thereof. All such authorizations, approvals, consents, filings and registrations described in Schedule 4.4 have been obtained. The Company is not in violation of any term of its Certificate of Incorporation or Bylaws or any contract, agreement, judgment or decree and is in full compliance with all applicable laws, regulations and rules, the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

             4.5  Environmental  Condition  of the  Property.    Except as
          disclosed on Schedule 4.5:

                  (a)  The  location,  construction, occupancy,  operation
          and use of the Property do not violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or other body exercising similar functions, or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Property, including, without limitation, all applicable zoning ordinances and building codes, flood disaster, occupational health and safety laws and Environmental Laws and regulations (as referred to in this Section 4.5, collectively, "applicable laws");

                  (b) Without limitation of clause (a) of this Section 4.5, neither the Company nor the Property is subject to any existing, pending or threatened investigation or inquiry by any governmental authority or subject to any remedial obligations due to violations of applicable laws;

                  (c) The Company is not subject to any liability or obligation relating to (i) the environmental conditions on, under or about the Property, including, without limitation, the soil and ground water conditions at the Property, or (ii) the use, management, handling, transport, treatment, generation, storage, disposal, release or discharge of any Polluting Substance;

                  (d) There is no Polluting Substance or other substance that may pose any risk to safety, health or the environment on, under or about any Property;

                  (e) The Company has taken reasonable steps to determine and hereby represents and warrants that no Polluting Substances have been disposed of or otherwise released on, onto, into, or from the Property, and the use which the Company makes and intends to make of the Property does not and will not result in the disposal or other release of any Polluting Substances on, onto, into or from the Property; and

                  (f) The Company and the Seller have been issued all required federal, state and local licenses, certificates or permits relating to, and the Property, the Company, the Seller and their respective facilities, business, assets, leaseholds and equipment are all in compliance in all material respects with all applicable federal, state and local laws, rules and regulations relating to, air emissions, water discharge, noise emissions, solid or liquid waste disposal, Polluting Substances, or other environmental, health or safety matters.

             4.6 Solvency. After giving effect to the transactions contemplated by the Senior Loan Agreement, this Agreement and the Other Agreements, the Company will be solvent, able to pay its debts as they mature, have capital sufficient to carry on its business and all businesses in which it is about to engage, and

                  (a) the assets of the Company, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Company;

                  (b) current projections which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect the Company's judgment based on present circumstances, the most likely set of conditions and the Company's most likely course of action for the period projected, demonstrate that the Company will have sufficient cash flow to enable it to pay its debts as they mature; and

                  (c) the Company does not have an unreasonably small capital base with which to engage in its anticipated business.

          For purposes of clause (a) of this Section 4.6, the "fair valuation" of the assets of the Company shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at market value, deeming the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

             4.7  Litigation  and  Judgments.    Except  as  disclosed  on
          Schedule  4.7,   there  is  no   action,  suit,  proceeding   or
          investigation before any court, governmental authority or arbitrator pending, or to the knowledge of the Company threatened, against or affecting the Company, this Agreement, the Acquisition Documents, the Senior Loan Documents and/or the Other Agreements. Except as disclosed on Schedule 4.7, there are no outstanding judgments against the Company. None of the matters listed on Schedule 4.7 could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

             4.8 Rights in Properties; Liens. The Company has good and indefeasible title to all properties and assets reflected on its balance sheets, and none of such properties or assets is subject to any Liens, except Permitted Liens. The Company enjoys peaceful and undisturbed possession under all leases necessary for the operation of its other properties, assets, and businesses and all such leases are valid and subsisting and are in full force and effect. There exists no default under any provision of any lease which would permit the lessor thereunder to terminate any such lease or to exercise any rights under such lease which, individually or together with all other such defaults, could have a Material Adverse Effect. The Company has the exclusive right to use all of the Intellectual Property necessary to its business as presently conducted, and the Company's use of the Intellectual Property does not infringe on the rights of any other Person. To the best of the Company's knowledge, no other Person is infringing the rights of the Company in any of the Intellectual Property. The Company owes no royalties, honoraria or fees to any Person by reason of its use of the Intellectual Property.

             4.9 Enforceability. This Agreement, the Acquisition Documents, the Senior Loan Documents and the Other Agreements to which the Company is a party, when delivered, shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

             4.10 Indebtedness.   The Company has  no Indebtedness, except
          Permitted Indebtedness. All Indebtedness owed by the Company to any Affiliate is set forth on Schedule 4.10.

             4.11 Taxes. The Company has filed all tax returns (federal, state, and local) required to be filed, including, without limitation, all income, franchise, employment, property, and sales taxes, and has paid all of its tax liabilities, other than immaterial amounts and taxes that are being contested by the Company in good faith by appropriate actions or proceedings diligently pursued, and for which adequate reserves in conformity with GAAP with respect thereto have been provided for on the Company's books. The Company knows of no pending investigation of the Company by any taxing authority or pending but unassessed tax liability of the Company. The Company has made no presently effective waiver of any applicable statute of limitations or request for an extension of time to file a tax return, and the Company is not a party to any tax-sharing agreement.

             4.12 Use of Proceeds; Margin Securities. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Neither the Company nor any Person acting on its behalf has taken any action that might cause the transactions contemplated by this Agreement, the Acquisition Documents, the Senior Loan Documents or any Other Agreements to violate Regulations G, U or X or to violate the Securities Exchange Act of 1934, as amended.

             4.13 ERISA. All members of any Controlled Group have complied with all applicable minimum funding requirements and all other applicable and material requirements of ERISA and the Code, applicable to the Employee Benefit Plans it or they sponsor or maintain, and there are no existing conditions that would give rise to material liability thereunder. With respect to any Employee Benefit Plan, all members of any Controlled Group have made all contributions or payments to or under each Employee Benefit Plan required by law, by the terms of such Employee Benefit Plan or the terms of any contract or agreement. No Termination Event has occurred in connection with any Pension Plan, and there are no unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, with respect to any Pension Plan which poses a risk of causing a Lien to be created on the assets of the Company or which will result in the occurrence of a Reportable Event. No member of any Controlled Group has been required to contribute to a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, since September 2, 1974. No material liability to the Pension Benefit Guaranty Corporation has been, or is expected to be, incurred by any member of a Controlled Group. The term "liability," as referred to in this Section 4.13, includes any joint and several liability. No prohibited transaction under ERISA or the Code has occurred with respect to any Employee
          Benefit Plan which could have a Material Adverse Effect or a material adverse effect on the condition, financial or otherwise, of an Employee Benefit Plan.

             4.14 Delivery  of  Acquisition Documents.    The  Company has
          furnished  to  Purchaser  complete  copies  of  the  Acquisition
          Documents and all documents executed in connection with the Acquisition (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Purchaser.

             4.15 Disclosure. No representation or warranty made by the Company in the Senior Loan Documents, the Acquisition Documents or any Other Agreement to which the Company is a party contains any untrue fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Company which the Company has determined has a Material Adverse Effect, or which the Company has determined could reasonably be expected in the future to have a Material Adverse Effect, that has not been disclosed in writing to Purchaser.

             4.16 Subsidiaries and Capitalization. The Company has no Subsidiaries. All the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The capitalization of the Company on the Closing Date is set forth on Schedule 4.16. No violation of any preemptive rights of shareholders of the Company has occurred by virtue of the transactions contemplated under this Agreement, the Acquisition Documents, the Senior Loan Documents or any Other Agreement. There are no outstanding contracts, options, warrants, instruments, documents or agreements binding upon the Company granting to any Person or group of Persons any right to purchase or acquire shares of the Company's capital stock, except pursuant to the Warrant Documents.

             4.17 Current Locations. Schedule 4.17 identifies (a) the Company's principal place of business and chief executive office, (b) all the locations where the Company maintains any books or records relating to any of its assets, (c) all other locations where the Company has a place of business, and (d) each address where any of the Company's assets are located.
          Schedule 4.17 accurately indicates whether each such location is owned or leased, and, if leased, identifies the owner of such location. No Person other than the Company has possession of any material amount of the assets of the Company except as disclosed on Schedule 4.17.

             4.18 Investment Company Act. Neither the Company nor any company controlling the Company is required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             4.19 Public Utility Holding Company Act. The Company is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

             4.20 Securities Laws. Based in part on the Purchaser's representations contained herein, the Company has complied with or is exempt from the registration and/or qualification requirements of all federal and state securities or blue sky laws applicable to the issuance or sale of the Senior Subordinated Note.

             4.21 No Labor Disputes. The Company is not involved in any labor dispute. There are no strikes or walkouts or, except as disclosed on Schedule 4.21, union organization of any of the Company's employees threatened or in existence and no labor contract is scheduled to expire during the term of this Agreement.

             4.22 Brokers. Neither the Company nor any of its shareholders has dealt with any broker, finder, commission agent or other Person in connection with the Acquisition or other transactions referenced in or contemplated by this Agreement, nor is the Company or any of its shareholders under any obligation to pay any broker's fee or commission in connection with such transactions, except as set forth on
          Schedule 4.22.

             4.23 Insurance. To the best of the Company's knowledge, the amount and types of insurance carried by the Company, and the terms and conditions thereof, are substantially similar to the coverage maintained by companies in the same or similar business as the Company and similarly situated.

             4.24 Conduct of Business. On the Closing Date, the Company is engaged only in businesses of the type described in Schedule 4.24.

          V.      CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

             Purchaser's obligations hereunder shall be subject to (a) the performance by the Company of its obligations hereunder which by the terms hereof are to be performed at or prior to delivery of the Senior Subordinated Note, and (b) the satisfaction of the following conditions on or before the Closing Date:

             5.1 Effectiveness of Senior Loan Documents. The Senior Loan Documents shall have been duly executed and delivered by the parties thereto and shall be on terms and conditions satisfactory to Purchaser. All conditions precedent to the making of the Senior Loans shall have been satisfied or waived with Purchaser's consent.

             5.2 Cash Infusion. Parent shall have contributed a minimum of $4,000,000 in exchange for the issuance of 775 shares of the Company s common stock, and Purchaser shall have received satisfactory evidence of the foregoing.

             5.3 Effectiveness of Senior Subordination Agreement. The Senior Subordination Agreement shall have been duly executed and delivered by the parties thereto, and shall be on terms and conditions which are satisfactory to Purchaser.

             5.4 Minimum Availability. The Company shall have available cash and immediately accessible availability under the Senior Loans in an amount equal to not less than $500,000 on the Closing Date after giving affect to the payment of, (a) all fees payable to Purchaser under the terms of this Agreement, and (b) all costs and expenses arising as a result of the transactions contemplated by this Agreement, the Acquisition

          Documents, the Senior Loan Documents and any Other Agreement to which the Company is a party, and Purchaser shall have received satisfactory evidence thereof.

             5.5  Acquisition.     The  terms   and  provisions   of   the
          Acquisition Documents and the structure of the Acquisition shall be satisfactory to Purchaser.

             5.6 No Litigation; Consummation of Transactions. No injunction, preliminary injunction, or temporary restraining order shall be threatened or shall exist which prohibits or may prohibit the transactions contemplated herein or any other related transaction, and no litigation or similar proceeding (including, without limitation, any litigation or other proceeding seeking injunctive or similar relief) shall be threatened or shall exist with respect to the transactions contemplated herein, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

             5.7 Documents. Purchaser shall have received the following, each in form and substance satisfactory to Purchaser:

                  (a)  Senior Subordinated Note.   The Senior Subordinated
          Note issued in the name of Rice duly executed by the Company;

                  (b) Warrant and Warrant Documents. The Warrant, duly issued by the Company to Rice in the denomination specified on Annex I hereto, along with the other fully executed Warrant Documents and all other documents and instruments required pursuant thereto;

                  (c)  Other  Agreements.    All  Other  Agreements,  duly
          executed by the parties thereto;

                  (d)  Insurance.    Certified  copies  of  all  insurance
          policies and endorsements thereto required by Section 6.12;

                  (e) Approvals and Consents. Copies, certified by the Company of all consents, authorizations, filings, licenses and approvals, if any, required in connection with the consummation of the Acquisition, the execution, delivery and performance by the Company, or the validity and enforceability of, this Agreement, the Senior Loan Documents, the Acquisition Documents or the Other Agreements to which the Company is a party;

                  (f)  Opinion  of Counsel  to the  Company.   The written
          legal opinion of Jenkens & Gilchrist, P.C., legal counsel to the Company; and from McCutchen, Doyle, Brown & Nenersen, special California counsel to the Company, and written permission from each other firm issuing an opinion to the Company or Senior Lender in connection with the Acquisition or Senior Loans authorizing the Purchaser to rely on such opinions.

                  (g) General Certificate of the Company's Secretary. A certificate of the Secretary of the Company together with true, correct and complete copies of the following:

                    (i) Certificate of Incorporation. The Certificate of Incorporation of the Company, including all amendments thereto, certified by the Secretary of State of the state of its incorporation and dated within thirty (30) days prior to the Closing Date;

                    (ii) Bylaws.   The Bylaws  of  the Company,  including
               all amendments thereto;

                    (iii) Resolutions. The resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Acquisition Documents, the Senior Loan Documents, and the Other Agreements to which the Company is a party;

                    (iv) Existence   and   Good   Standing   Certificates.
               Certificates of the appropriate government officials of the state of incorporation of the Company as to its existence and good standing, and certificates of the appropriate government officials in each state where the Company does business and where failure to qualify as a foreign corporation would have a Material Adverse Effect, as to its good standing and due qualification to do business in such state, each dated within thirty (30) days prior to the Closing Date; and

                    (v) Incumbency. The names of the officers of the Company authorized to sign this Agreement and the Other Agreements to be executed by the Company, together with a sample of the true signature of each such officer;

                  (h) General Certificate of the Parent's Secretary. A certificate of the Secretary of the Parent together with true and correct copies of the following:

                    (i) Certificate of Incorporation. The Certificate of Incorporation of the Parent, including all amendments thereto, certified by the Secretary of State of the state of its incorporation and dated within thirty (30) days prior to the Closing Date;

                    (ii) Bylaws.  The Bylaws of the  Parent, including all
               amendments thereto;

                    (iii) Resolutions. The resolutions of the Board of Directors of the Parent authorizing the execution, delivery and performance of this Agreement, the Acquisition Documents, the Senior Loan Documents, and the Other Agreements to which the Parent is a party and authorizing the issuance of the stock in compliance with

               Section 5.2;

                    (iv) Existence   and   Good   Standing   Certificates.
               Certificates of the appropriate government officials of the state of incorporation of the Parent as to its existence and good standing, and certificates of the appropriate government officials in each state where the Parent does business and where failure to qualify as a foreign corporation would have a Material Adverse Effect, as to its good standing and due qualification to do business in such state, each dated within thirty (30) days prior to the Closing Date; and

                    (v) Incumbency. The names of the officers of the Parent authorized to sign the Other Agreements to be executed by the Parent, together with a sample of the true signature of each such officer;

                  (i) Senior Loan Documents. Copies of the Senior Loan Documents and each document relating thereto, and a certificate of the Chief Executive Officer and Chief Financial Officer of the Company certifying that the attached documents are a true, correct and complete set of the Senior Loan Documents, that all conditions precedent to funding of the Senior Loans have been met or waived, and that those transactions are being consummated simultaneously with the sale of the Senior Subordinated Note;

                  (j) Acquisition Documents. Copies of the Acquisition Documents and each document relating thereto, and a certificate of the Chief Executive Officer and Chief Financial Officer of the Company certifying that the attached documents are a true, correct and complete set of the Acquisition Documents, that all conditions precedent to funding to the Acquisition have been met or waived, and that those transactions are being consummated simultaneously with the sale of the Senior Subordinate Note;

                  (k) Solvency Certificate. A certificate regarding the solvency of the Company, which includes a pro forma balance sheet and cash flow projections and analyses for the Company, executed by the Chief Executive Officer and the Chief Financial Officer of the Company;

                  (l) Sources and Uses Certificate. A certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company, setting forth in reasonable detail the sources and uses of funds in the transactions contemplated herein, in the Senior Loan Documents and in the Other Agreements;

                  (m) Communication with Accountants. Purchaser shall have received a copy of a letter from the Company addressed to its accountants authorizing such accountants to disclose to

          Purchaser any and all financial information concerning the Company requested by Purchaser in determining compliance with any of the financial covenants set forth in Sections 7.9 and 7.10;

                  (n)  Asset   Examination.       Completed   reports   of
          examinations of the Seller's assets and appraisals, the results of which shall be satisfactory in form and substance to Purchaser;

                  (o) Inducement Letter. A letter executed by Parent evidencing its acknowledgment of and agreement to comply with the remuneration and loan limitations set forth in Sections 7.5 and 7.11 of this Agreement;

                  (p) Transaction Certificate. A certificate of the Chief Executive Officer and the Chief Financial Officer of the Company that, to the best of their knowledge after due investigation, all conditions precedent to the effectiveness of this Agreement have been satisfied or waived;

                  (q) Environmental Reports. Environmental reports of an independent environmental consulting firm satisfactory to the Purchaser with respect to the Property and all improvements, fixtures and equipment located thereon, which reports shall be addressed to the Purchaser and which shall evidence no
          violation  of  Environmental   Laws  or  presence  of  Polluting
          Substances which is unacceptable to Purchaser in its sole discretion; and

                  (r) Additional Information, Other Documents and Agreements. Such other information, documents, agreements, commitments and undertakings as Purchaser or Purchaser's counsel shall reasonably request.

             5.8 Material Adverse Change. For the period from March 31, 1995 to the Closing Date, and except for the transactions contemplated by this Agreement, the Other Agreements, and the Senior Loan Documents, there shall have been (a) no occurrence or event which, in Purchaser's good faith credit judgment, has or could have a Material Adverse Effect, and (b) no occurrence or event which would lead the Company or Purchaser to believe that the Company would fail to meet the cash flow projections delivered to Purchaser pursuant to Section 4.2.

             5.9  Fees.   A funding fee in the amount set forth in Section
          1.3 shall have been paid to Purchaser. All other fees then payable pursuant to this Agreement (including the fees, expenses and disbursements of the Purchaser's counsel) shall have been paid to Purchaser (or such counsel, as applicable).

             5.10 No Event of Default. No Event of Default or Potential Default shall have occurred and be continuing.

             5.11 Representations and Warranties. All representations and warranties contained in this Agreement and the Other Agreements shall be true and correct on the Closing Date.

             5.12 Employment Agreement.   The Company  shall have  entered
          into an Employment Agreement with Rodney Stephens in form and substance satisfactory to Purchaser.

             5.13 Due Diligence. The results of Purchaser's due diligence regarding the Company shall be satisfactory to Purchaser, and Purchaser shall be satisfied with the books and records, and financial condition of the Company.

          VI.     AFFIRMATIVE COVENANTS

             The Company covenants and agrees that, from the date hereof and until the Senior Subordinated Obligations have been finally and irrevocably paid in full in accordance with the terms hereof and thereof:

             6.1  Financial  Statements.     The  Company  will  furnish  to
          Purchaser:

                  (a)  As soon as available, and  in any event within ninety
          (90) days after the end of each fiscal year of the Company, beginning with the fiscal year ending September 30, 1995, (i) a copy of the annual audit report of the Company for such fiscal year containing a balance sheet, statement of income, statement of stockholders' equity, and statement of cash flow as at the end of such fiscal year and for the fiscal year then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, along with management's discussion and analysis of variances, all in reasonable detail and audited and certified by an independent certified public accountants of
          recognized   national  standing  selected   by  the  Company  and
          consented to by Purchaser (provided Purchaser's consent shall not unreasonably be withheld) to the effect that such report has been prepared in accordance with GAAP; (ii) a certificate delivered to
          Purchaser  by  such  independent  certified   public  accountants
          confirming   the   calculations  set   forth  in   the  officers'
          certificate delivered to Purchaser simultaneously therewith in accordance with Section 6.2(a); and (iii) a comparison of the actual results during such fiscal year to those originally budgeted by the Company prior to the beginning of such fiscal
          year.    The annual  audit report  required  hereby shall  not be
          qualified on the basis that the Company is not a going concern or otherwise restricted or limited because of restricted or limited examination by the accountant of any material portion of any of the records of the Company.

                  (b) As soon as available, and in any event within thirty (30) days after the end of each calendar month, a copy of an unaudited financial report of the Company as of the end of such calendar month and for the portion of the fiscal year then ended, containing balance sheets, statements of income, statements of retained earnings, and statements of cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year.

                  (c) As soon as available, and in any event within thirty (30) days after the Closing Date, a balance sheet of the Company prepared by an independent nationally recognized accounting firm selected by the Company and consented to by the Purchaser (provided Purchaser's consent shall not unreasonably be withheld), dated as of the Closing Date, which has been restated using purchase accounting in accordance with APB 16 and which gives effect to the issuance of the Senior Subordinated Note and the Warrant, and the financing transactions contemplated by the Senior Loan Agreement, certified by the Chief Executive Officer and the Chief Financial Officer of the Company as fairly presenting the Company's financial position.

                  (d) On or before thirty (30) days prior to the beginning of each fiscal year of the Company, an annual budget or business plan for such fiscal year, including a projected consolidated and consolidating balance sheet, income statement, and cash flow statement for such year, and, promptly during each fiscal year, all revisions thereto approved by the Board of Directors of the Company

             6.2  Certificates;  Other  Information.    The  Company  will
          furnish to Purchaser all of the following:

                  (a) Concurrently with the delivery of each of the financial statements referred to in Section 6.1(a) and Section 6.1(b), a certificate of an authorized officer of the Company in the form of the officer's certificate attached hereto as Exhibit B (i) stating that no Potential Default or Event of Default has occurred and is continuing or, if such officer has knowledge of a Potential Default or Event of Default, the nature thereof and specifying the steps taken or proposed to remedy  such  matter,  (ii) showing  in  reasonable  detail  the calculations  showing  compliance with  Sections  7.9 and  7.10,
          (iii) stating that the financial statements attached have been prepared in accordance with GAAP and fairly and accurately present (subject to year-end audit adjustments, for the annual certificates) the financial condition and results of operations of the Company at the date and for the period indicated therein, (iv) containing summaries of accounts payable agings, accounts receivable agings, and inventory, (v) containing a schedule of the outstanding Indebtedness for borrowed money of the Company and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan, (vi) containing management's discussion and analysis of the business and affairs of the Company which includes, but is not limited to, a discussion of the results of operations compared to those
          originally  budgeted  for  such  period,  and   (vii)  a  report
          detailing (A) all matters materially affecting the value, enforceability or collectibility of any material portion of its assets including, without limitation, the Company's reclamation or repossession of, or the return to the Company of, a material amount of goods and material claims or disputes asserted by any customer or other obligor, and (B) any material adverse change in the relationship between the Company and any of its material suppliers or customers.

                  (b)  As soon as available,  (i) a copy of each financial
          statement, report, notice or proxy statement sent by the Company to its stockholders in their capacity as stockholders,
          (ii) a copy of each regular, periodic or special report, registration statement, or prospectus filed by the Company with any securities exchange or the Securities and Exchange Commission or any successor agency, (iii) any material order issued by any court, governmental authority, or arbitrator in any material proceeding to which the Company is a party, (iv) copies of all press releases and other statements made available generally by the Company to the public generally concerning material developments in the Company's business, and
          (v) a copy of all correspondence and reports sent by the Company to the Senior Lender outside of the ordinary course of business.

                  (c) Promptly, such additional information concerning the Company as Purchaser may reasonably request.

             6.3 Books and Records. The Company will keep (a) proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books from its earnings allowances against doubtful receivables, advances and investments and all other proper accruals (including, without limitation, by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied.

             6.4 Financial Disclosure. The Company hereby irrevocably authorizes and directs all accountants and auditors employed by it at any time during the term of this Agreement to exhibit and deliver to Purchaser copies of any of the Company's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Purchaser any information they may have concerning the Company's financial status and business operations. The

          Company hereby irrevocably authorizes all federal, state and municipal authorities to furnish to Purchaser copies of reports or examinations relating to the Company, whether made by the Company or otherwise.

             6.5 Disclosure of Material Matters. The Company will, immediately upon learning thereof, report to Purchaser (a) all matters materially affecting the value, enforceability or collectibility of any material portion of its assets including, without limitation, changes to significant contracts, schedules of equipment, changes of significant equipment or real property, the reclamation or repossession of, or the return to the Company of, a material amount of goods and material claims or disputes asserted by any customer or other obligor, and (b) any material adverse change in the relationship between the Company and any of its suppliers or customers.

             6.6 Performance of Obligations. The Company will duly and punctually pay and perform its obligations under this Agreement, the Senior Loan Documents and the Other Agreements to which it is a party.

             6.7 Preservation of Existence and Conduct of Business. The Company will preserve and maintain its corporate existence and all of its leases, privileges, franchises, qualifications and rights that are necessary or useful in the ordinary conduct of its business, and conduct its business as presently conducted in an orderly and efficient manner in accordance with good business practices.

             6.8 Maintenance of Properties. The Company will operate and maintain in good condition and repair (ordinary wear and tear excepted) and replace as necessary, all of its assets and properties which are necessary or useful in accordance with sound business practices in the proper conduct of its business so that the value and operating efficiency of its assets and properties are maintained and preserved. The Company will at all times maintain the Intellectual Property in full force and effect, and will defend and protect the Intellectual Property against all adverse claims.

             6.9 Payment of Taxes and Claims. The Company will pay or discharge, at or before maturity or before becoming delinquent
          (a) all taxes, levies, assessments, vault, water and sewer rents, rates, charges, levies, permits, inspection and license fees and other governmental and quasi-governmental charges and any penalties or interest for nonpayment thereof, heretofore or hereafter imposed or which may become a Lien upon any property owned by the Company or arising with respect to the occupancy, use, possession or leasing thereof (collectively the "Impositions") and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, the Company will not be required to pay or discharge any claim for labor, material, or supplies or any Imposition which is being contested in good faith by appropriate actions or proceedings diligently pursued, and for which adequate reserves in conformity with GAAP with respect thereto have been established to the reasonable satisfaction of Purchaser.

             6.10 Compliance with Laws. The Company will comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the operation of the Company's business if noncompliance with such acts, rules, regulations or orders could reasonably be expected to have a Material Adverse Effect; provided, however, the Company may contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials by appropriate actions or proceedings diligently pursued, if adequate reserves in conformity with GAAP with respect thereto are established to the reasonable satisfaction of Purchaser.

             6.11 Payment of Leasehold Obligations. The Company will at all times pay, when and as due, its rental obligations under all leases under which it is a tenant or lessee, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Purchaser's request, will provide evidence of its having done so; provided, however, the Company may contest or dispute its obligations under such leases by appropriate actions or proceedings diligently pursued if adequate reserves in conformity with GAAP with respect thereto are established to the reasonable satisfaction of Purchaser.

             6.12 Insurance. The Company will maintain, with financially sound and reputable companies, insurance policies (a) insuring its assets against loss by fire, explosion, theft and other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, (b) insuring it against liability for personal injury and property damages relating to its assets, such policies to be in such amounts and covering such risks as are usually insured against by companies engaged in the same or a similar business, and insuring such other matters as may from time to time be requested by Purchaser. All general liability policies shall be endorsed in favor of Purchaser as an additional insured. The Company shall provide copies of all such insurance policies to Purchaser within ten (10) days following Purchaser's request for the same. The Company shall (i)
          deliver all such policies to Purchaser immediately upon the Company's receipt thereof, (ii) pay, or cause to be paid, all premiums for such insurance on or before such premiums become due, (iii) furnish to Purchaser satisfactory proof of the timely making of such payments, (iv) deliver all renewal policies to Purchaser at least five (5) days before the expiration date of each expiring policy, and (v) cause such policies to require the insurer to give notice to Purchaser of termination of any such policy at least thirty (30) days before such termination is to be effective.

             6.13 Inspection Rights. At any time during normal business hours and from time to time, the Company will permit representatives of Purchaser to examine and make copies of the books and records of, and visit and inspect the properties of, the Company, and to discuss the business, operations, and financial condition of the Company with its respective officers and employees and with its independent certified public accountants. In accordance with the terms of Section 12.1 hereof, the Company will promptly reimburse Purchaser for all expenses incurred by representatives of Purchaser in connection with such inspections.

             6.14 Notices.   The  Company will promptly, but  in any event
          within  two  (2)  Business  Days  after   first  becoming  aware
          thereof, notify Purchaser in writing of:

                  (a) the commencement of any event, including but not limited to, any action, suit, or proceeding against the Company, that could have a Material Adverse Effect, which notice shall specify the nature of such event and what action the Company has taken or is taking or proposes to take with respect thereto;

                  (b) the occurrence of an event of default, or an event which with the passage of time or giving of notice or both constitutes an event of default under the Senior Loan Documents or under any instrument or agreement evidencing any other Indebtedness of the Company, which notice shall specify the nature of such event, condition or default and what action the Company has taken or is taking or proposes to take with respect thereto; or

                  (c) The occurrence of a Potential Default or an Event of Default, which notice shall specify the nature of such event, condition or default and what action the Company has taken or is taking or proposes to take with respect thereto.

             Any notification required by this Section 6.14 shall be accompanied by a certificate of the Chief Executive Officer or Chief Financial Officer setting forth the details of the specified events and the action which the Company proposes to take with respect thereto.

             6.15 Senior  Loan  Document  Amendments.   The  Company shall
          promptly provide Purchaser with copies of all proposed amendments to the Senior Loan Documents and of all other loan agreements to which the Company is a party.

             6.16 Further Assurances. The Company shall execute and deliver to Purchaser from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents as Purchaser may request, in order that the full intent of this Agreement and the Other Agreements may be carried into effect.

             6.17 Compliance with ERISA and the Code. The Company will comply, and will cause each other member of any Controlled Group to comply, with all minimum funding requirements, and all other material requirements, of ERISA and the Code, if applicable, to any Employee Benefit Plan it or they sponsor or maintain, so as not to give rise to any liability thereunder. The Company will pay and will cause each other member of any Controlled Group to pay when due any amount payable by it to the Pension Benefit Guaranty Corporation. Promptly after the filing thereof, the Company shall furnish to Purchaser with regard to each Employee Benefit Plan, copies of each annual report required to be filed pursuant to Section 104 of ERISA in connection with each such plan for each plan year.

             6.18 Compliance with Regulations G, U and X. Neither the Company nor any Person acting on its behalf will take any action which might cause this Agreement, the Senior Subordinated Note, the Warrant Documents, the Senior Loan Documents or any Other Agreements to violate, and the Company will take all actions necessary to cause compliance with, Regulations G, U and X of the Board of Governors of the Federal Reserve System and the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect.

             6.19 Fiscal Year. The Company will cause its fiscal year to be the twelve month period ending on September 30 of each year.

             6.20 Board Observation and Membership. The Company will deliver to Purchaser a copy of the minutes of and all materials distributed at or prior to all meetings of the Board of Directors of the Company, certified as true and accurate by the Secretary of the Company, promptly following each such meeting. The Company will (a) permit each Holder to designate one (1) person, and permit Rice so long as Rice is a Holder or owns any stock, warrants or other equity interest in the Company, to designate two (2) persons to attend all meetings of the Company's Board of Directors, (b) provide such designees not less than ten (10) calendar days' actual notice of all regular meetings and five (5) calendar days' actual notice of all special meetings of the Company's Board of Directors, unless it is an emergency meeting of the Board of Directors in which case such notice shall be provided at the same time and in the same manner as provided the members of the Board of Directors, (c) permit such designees to attend such meetings as observers, and
          (d) provide to such designees a copy of all materials and information distributed at such meetings or otherwise to the Directors of the Company. Such meetings shall be held in person at least quarterly. The Company shall reimburse each such observer for all reasonable out-of-pocket expenses incurred in traveling to and from such meetings and attending such meetings.

             6.21 Environmental Costs.

                  (a) The Company hereby indemnifies and holds Purchaser harmless from and against any liability, loss, damage, suit, action or proceeding pertaining to solid or hazardous waste materials or other waste-like or toxic substances, including, but not limited to, claims of any federal, state or municipal government or quasi-governmental agency or any third person, whether arising under any federal, state or municipal law or regulation, or tort, contract or common law that relates to the Company.

                  (b) To the extent the laws of the United States or any state in which property, leased or owned, of the Company provide that a lien upon the property of the Company may be obtained for the removal of Polluting Substances which have been released, no later than sixty (60) days after notice is given by Purchaser to the Company, the Company shall deliver to Purchaser a report issued by a qualified, third party environmental consultant selected by the Company and approved by Purchaser as to the existence of any Polluting Substances located upon or beneath the specified property, leased or owned. To the extent any such Polluting Substance is located therein or thereunder that either (i) subjects the property to Lien or (ii) requires removal to safeguard the health of any Person, the Company shall remove, or cause to be removed, such Lien and such Polluting Substance at the Company's expense.

             6.22 Chief Executive Officer. The Company will, within one hundred twenty (120) days of the date hereof, retain an individual to serve as Chief Executive Officer of the Company who is acceptable to the Purchaser in its sole discretion.

          VII.    NEGATIVE COVENANTS

             The Company covenants and agrees that from the date hereof until the Senior Subordinated Obligations have been finally and irrevocably paid in full in accordance with the terms hereof and thereof:

             7.1  Indebtedness.    The  Company  will not  create,  incur,
          issue, assume, guarantee or otherwise become liable for any Indebtedness except (a) Permitted Indebtedness; (b) any extension, renewal or refinancing of any Permitted Indebtedness (other than the Senior Loans) on such terms and conditions as are, on the whole, no more onerous to the Company than the terms and conditions of such Permitted Indebtedness on the date of such extension, renewal or refinancing; and (c) any replacement or refinancing of the Senior Loans; provided that
          (i) the interest rate on such refinancing shall be no greater than the interest rate provided for in the Senior Loan Agreement in effect on the date hereof, (ii) the amortization of principal on such refinancing shall be for no shorter period, and for no greater annual amounts, than the amortization provided for in the Senior Loan Agreement in effect on the date hereof, (iii) the amount so replaced or refinanced shall be no greater than the maximum amount permitted to be outstanding under the Senior Loan Agreement in effect on the date hereof on the date of such replacement or refinancing, (iv) the collateral security for such replacement or refinancing does not extend to assets other than those contemplated by the Senior Loan Agreement in effect on the date hereof (and proceeds thereof) and (v) the other terms and conditions of such replacement or refinancing are, on the whole, no  more onerous to  the Company  than the  terms of  the
          Senior Loan Agreement in effect on the date hereof. Any Permitted Indebtedness which is subordinated to the Senior Subordinated Obligations shall continue to be subordinated to the Senior Subordinated Obligations on terms and conditions satisfactory to Purchaser.

             7.2 Limitation on Liens. The Company will not incur, create, assume, or permit to exist any Lien upon any of its property, assets, or revenues, including, but not limited to, its shares of capital stock of each of its Subsidiaries, whether now owned or hereafter acquired, except Permitted Liens.

             7.3 Merger, Acquisition, Dissolution and Sale of Assets. The Company will not (a) become a party to a merger or consolidation, (b) purchase or otherwise acquire all or a substantial part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, (c) dissolve or liquidate, (d) form, acquire or permit the existence of any Subsidiary or Subsidiaries (e) without Purchaser's prior written consent, sell (except inventory in the ordinary course of business and other assets reasonably and in good faith determined by the Company to be obsolete or no longer necessary to the Company's business), assign or transfer any of its assets.

             7.4 Restricted Payments. The Company will not at any time make or become obligated to make, directly or indirectly, any
          (a) declaration of any dividend on, or any other payment or distribution in respect of, any shares of the Company, (b)
          except as otherwise provided for herein, any professional consulting or management fees or any other payments to any shareholders of the Company and/or Parent, (c) payment or distribution on account of the purchase, repurchase, redemption, put, call or other retirement of any shares of the Company or of any warrant, option or other right to acquire such shares (except pursuant to the Warrant Documents), or (d) payment or distribution on account of any Indebtedness of the Company which is subordinate to the Senior Subordinated Note.

             7.5  Loans   and   Investments.      Except   for   Permitted

          Investments, the Company will not make any advance, loan, extension of credit, or capital contribution to or investment in, or purchase any stock, bonds, notes, debentures, or other securities of any Person.

             7.6 Transactions with Affiliates. Except as contemplated by this Agreement and the Other Agreements, the Company will not enter into any transaction with any director, officer, employee, shareholder, or Affiliate of the Company except transactions (including those permitted by Section 7.5, if any) upon terms which are fair and reasonable and which shall be at least as favorable as would result in a comparable arm's-length transaction with a Person not a director, officer, employee, shareholder or Affiliate of the Company.

             7.7 Nature of Business. The Company will not engage in any business other than the businesses set forth on Schedule 4.25, or any business reasonably related thereto.

             7.8 Modification of Senior Loan Agreement. The Company will not agree or consent to any modification, amendment or waiver of any of the terms or provisions of the Senior Loan Documents in effect on the date hereof without Purchaser's prior written consent.

             7.9 Capital Expenditures. The Company shall not make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Company during any fiscal year (beginning May 6, 1995) would exceed (a) if the Company is in compliance Section 7.10(d) below (hereinafter, the "Senior Debt Coverage Ratio"), an amount equal to $825,000 and (b) if the Company shall maintain a Senior Debt Coverage Ratio of greater than 2.0 to 1.0, an amount equal to $1,100,000

             7.10 Financial Covenants.  The Company will:

                            (a)          maintain, as of the last day of
                            each month during the periods set forth below, a ratio of Current Assets to Current
                            Liabilities of not less than the ratio set forth below:

                                             Period:Ratio:

                            For the five month period
                            ending September 30, 19951.5 to 1.0

                            From October 1, 1995 through
                            September 30, 19961.35 to 1.0

                            From October 1, 1996 and thereafter1.38 to 1.0

                            (b)          maintain, as of the last day of
                            each month during the periods set forth below, a Net Worth of not less than the amounts set forth below:

                                             Period:Amount:

                            For the five month period
                            ending September 30, 1995$3,600,000

                            From October 1, 1995 through
                            September 30, 1996$4,230,000

                            From October 1, 1996 through
                            September 30, 1997$5,850,000

                            From October 1, 1997 through
                            September 30, 1998$7,470,000

                            From October 1, 1998 through
                            September 30, 1999$9,000,000

                            From October 1, 1999 and thereafter$9,900,000

                            (c)          maintain, as of the last day of
                            each month during the periods set forth below, a ratio of Indebtedness to Net Worth of not greater than the ratio set forth below:

                                             Period:Ratio:

                            For the five month period
                            ending September 30, 19956.3 to 1.0

                            From October 1, 1995 through
                            September 30, 19965.4 to 1.0

                            From October 1, 1996 through
                            September 30, 19973.6 to 1.0

                            From October 1, 1997 and thereafter2.7 to 1.0

                            (d)          maintain, as of the last day of
                            each month during the term of this Agreement, a ratio of EBITDA less Capital Expenditures and taxes actually paid in cash to the sum of principal, interest and collateral monitoring fees paid to Senior Lender and payments made under capitalized leases of not less than 1.50 to 1.0.

                            (e)          maintain, as of the last day of
                            each month during the term of this Agreement, a ratio of EBITDA less Capital Expenditures and taxes actually paid in cash to the sum of all principal, interest, payments under capitalized leases, collateral monitoring fees and dividends paid or declared to any Person of not less than 1.20 to 1.0.

             7.11 Remuneration. The Company will not and will not permit any of its Subsidiaries to (a) pay any management, consulting, or similar fees to any shareholder or Affiliate of the Company or to any director, officer, employee or immediate family member of any such Affiliate or shareholder; provided, however, that a management fee may be paid by the Company to Parent, but only if (i) the amount of the management fee paid to Parent does not exceed $250,000 in the aggregate during any fiscal year of the Company, and (ii) no Potential Default or Event of Default has occurred or would occur as a result of any such payment, or (b) pay compensation to the individuals identified on Schedule 7.11 in excess of the amounts set forth on Schedule 7.11, whether such compensation consists of salary, bonus, management, consulting or other fees, capital distributions, or other benefits or otherwise, and regardless of whether such compensation is paid by the Company and/or any Subsidiary or Affiliate of the Company.


          VIII.   EVENTS OF DEFAULT AND REMEDIES THEREFOR

             8.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (a) The Company shall fail to pay, when due (whether upon acceleration or otherwise), any principal, interest or other sums payable under the Senior Subordinated Note or this Agreement, or shall fail to pay, when due (whether upon acceleration or otherwise), any other Senior Subordinated Obligations;

                  (b) The Company shall fail to pay when due and after passage of any applicable notice and cure periods, whether upon acceleration or otherwise, any Indebtedness (excluding the Senior Loans and the Senior Subordinated Obligations) exceeding in the aggregate (for all such nonpayments) $5,000;

                  (c)  The Company  shall fail  to perform or  observe any
          agreement,   covenant,  term  or  condition  contained  in  this
          Agreement or in the Senior Subordinated Note;

                  (d)  The  Company  shall   fail  to   comply  with   any
          agreement, indenture, mortgage, deed of trust, or other agreement binding on it or affecting its properties or business after the expiration of any applicable grace period thereunder, including, without limitation, the Other Agreements to which the Company is a party;

                  (e) Any representation, warranty or other material information whatsoever made or provided by the Company in connection with this Agreement or otherwise to induce Purchaser to purchase the Senior Subordinated Note or the Warrant was incorrect or misleading in any respect, when made;

                  (f) The Company shall become subject to an Event of Bankruptcy;

                  (g) Any judgment or order for payment of money shall be rendered against the Company which exceeds $25,000 and either
          (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be a period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                  (h) The occurrence or existence of any event of default under the Senior Loan Documents, except for such defaults as have been waived by the Senior Lender; or

                  (i) The occurrence of a material change in ownership or management control, directly or indirectly of the Company (except for a material change in ownership arising from the exercise of the Warrant).

             8.2 Remedies of Holders upon Occurrence of Event of Default. When any Event of Default described in Section 8.1 above, other than any Event of Default described in clause (f) thereof, has occurred and is continuing, Purchaser may (in addition to any other right, power or remedy permitted to Purchaser by law) declare the entire amount of the Senior Subordinated
          Obligations, including, without limitation, the entire principal, Prepayment Premium (if any) and all interest accrued then outstanding under the Senior Subordinated Note, to be, and the same shall thereupon become, forthwith due and payable, without any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, and in such event the Company shall (subject to the terms of the Senior Subordination Agreement) forthwith pay to Purchaser an amount equal to 100% of the amount thereof. When any Event of Default described in clause (f) of Section 8.1 above shall occur, all of the Senior Subordinated Obligations, including, without limitation, the entire principal, Prepayment Fee (if any), and all accrued interest then outstanding under the Senior Subordinated Note, shall thereupon be forthwith due and payable without any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or other notice of any kind (including any notice by the Holders of the Senior Subordinated Note), all of which are hereby expressly waived by the Company, and the Company will (subject to the terms of the Senior Subordination Agreement) forthwith pay to Purchaser an amount equal to 100% of the amount thereof.

             8.3 Annulment of Acceleration. The provisions of the foregoing Section 8.2 are subject to the condition that, if all or any part of the Senior Subordinated Obligations have been declared or have otherwise become immediately due and payable by reason of the occurrence of any Event of Default, Purchaser may, by written instrument delivered to the Company (an "Annulment Notice"), rescind and annul such declaration and the consequences thereof as to the Senior Subordinated Note, provided that (a) at the time such Annulment Notice is delivered no judgment or decree has been entered for the payment of any monies due pursuant to such Senior Subordinated Obligations in connection therewith, and (b) all arrears of interest and all other sums payable on such Senior Subordinated Obligations in connection therewith (except any principal, interest or Prepayment Fee which has become due and payable solely by reason of such declaration under Section 8.2 hereof) shall have been duly paid or deferred by the Holder of the Senior Subordinated Obligations agreeing to such rescission and annulment; and provided further, that no such rescission and annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereto, and shall not be deemed a waiver of the Event of Default giving rise to the acceleration unless specifically waived in writing by Purchaser.

             8.4 Payment of Senior Subordinated Obligations. Subject to the terms of the Senior Subordination Agreement, Purchaser shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Senior Subordinated Note and payment of all other Senior Subordinated Obligations on the date when due and, upon the occurrence and continuance of an Event of Default, to institute suit against the Company for the enforcement of any such payment. Such rights shall not be impaired without Purchaser's prior written consent.

             8.5 Remedies. Subject to the terms of the Senior Subordination Agreement, if any Event of Default shall occur and be continuing, each and every Holder may exercise any right or remedy it has at law, in equity or under this Agreement or any Other Agreement. No right or remedy conferred upon or reserved to Purchaser under this Agreement or any Other Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Agreement or by applicable law to Purchaser may be exercised from time to time and as often as may be deemed expedient by Purchaser.

             8.6 Conduct No Waiver. No course of dealing on the part of Purchaser, nor any delay or failure on the part of Purchaser to exercise any of its rights, shall operate as a waiver of such right or otherwise prejudice Purchaser's rights, powers and remedies. If the Company fails to pay, when due, the principal of, Prepayment Fee (if any) or the interest on, the Senior Subordinated Note, or fails to comply with any other provision of this Agreement, the Company shall pay to the Holder, to the extent permitted by law, on demand, such further amounts as shall be sufficient to cover the cost and expenses, including, but not limited to, reasonable attorney's fees, incurred by Purchaser in collecting any sums due on the Senior Subordinated Note or in otherwise enforcing any of Purchaser's rights.

          IX.     SUBORDINATION

             Notwithstanding any provision in this Agreement to the contrary, the Indebtedness evidenced by the Senior Subordinated Note shall be subordinate in right of payment to all regularly scheduled payments of principal and interest with respect to Senior Debt, and Purchaser's rights and remedies hereunder shall be subordinate to the rights and remedies of the Senior Lender, in accordance with the terms of the Senior Subordination Agreement. Nothing contained in this Article IX or elsewhere in this Agreement, in the Senior Subordinated Note or the Senior Subordination Agreement is intended to or shall impair, as between the Company and Purchaser, the obligations of the Company, which are absolute and unconditional, to pay to Purchaser the principal of, Prepayment Fee (if any) and interest on the Senior Subordinated Note and all other Senior Subordinated Obligations as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of Purchaser and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent Purchaser from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Agreement.

          X. FORM OF SENIOR SUBORDINATED NOTE, REGISTRATION, TRANSFER AND REPLACEMENT

             10.1 Form   of   Senior  Subordinated   Note.      The   Senior
          Subordinated Note initially delivered under this Agreement will be a fully registered note on the books of the Company. The Senior Subordinated Note is issuable only in fully registered
          form   in  denominations   of   at  least   $1,000,000  (or   the
          then-remaining   outstanding  balance   thereof,  if   less  than
          $1,000,000).

             10.2 Senior Subordinated Note Register. The Company shall cause to be kept at the principal office a register for the registration and transfer of the Senior Subordinated Note. The names and addresses of the Holder of the Senior Subordinated
          Note, the transfer thereof and the name and address of the transferee of the Senior Subordinated Note shall be recorded in such register.

             10.3 Issuance of New Senior Subordinated Note upon Exchange or Transfer. Upon surrender for exchange or registration of transfer of the Senior Subordinated Note at the office of the Company designated for notices in accordance with Section 12.3 hereof, the Company shall execute and deliver, at its expense, one or more new Senior Subordinated Notes of any authorized denomination requested by the Holder of the surrendered Senior Subordinated Note, each dated the date to which interest has been paid on the Senior Subordinated Note so surrendered (or, if no interest has been paid, the date of the surrendered Senior Subordinated Note), but in the same aggregate unpaid principal amount as the surrendered Senior Subordinated Note, and registered in the name of such Person or Persons as shall be designated in writing by such Holder. Every Senior
          Subordinated Note surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Holder of such Senior Subordinated Note or by his attorney duly authorized in writing.

             10.4 Replacement of Senior Subordinated Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Senior Subordinated Note and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company or, in the event of such mutilation upon surrender and cancellation of the Senior Subordinated Note, the Company, without charge to the Holder thereof, will make and deliver a new Senior Subordinated Note of like tenor and the same series in lieu of such lost, stolen, destroyed or mutilated Senior Subordinated Note. If any such lost, stolen or destroyed Senior Subordinated Note is owned by Rice or any other Holder whose credit is satisfactory to the Company, then the affidavit of an authorized officer of such owner setting forth the fact of loss, theft or destruction and of its ownership of the Senior Subordinated Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Senior Subordinated Note, other than a written agreement of such owner (in form reasonably satisfactory to the Company) to indemnify the Company.

           XI.    INTERPRETATION OF AGREEMENT

             11.1 Certain Terms Defined. When used in this Agreement, the terms set forth below are defined as follows:

               "Acquisition" means the transactions pursuant to which the Company acquired the assets of the Seller, all pursuant to the transactions evidenced by the Acquisition Documents.

               "Acquisition   Agreement" means that certain Asset Purchase
               Agreement dated as of May 5, 1995, between the  Company and

               Seller.

               "Acquisition Documents" means the Acquisition Agreement and the agreements, documents and instruments executed in connection therewith or contemplated thereby, and all amendments thereto.

               "Affiliate" means any Person directly or indirectly controlling, controlled by, or under common control with, the Person in question. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract, or otherwise.

               "Agreement" means this Note Purchase Agreement, including all schedules and exhibits hereto, as the same may be modified, supplemented, extended and/or amended from time to time.

               "Annulment Notice" is defined in Section 8.3.

               "Business  Day"   means  each  day   of  the  week   except
               Saturdays, Sundays, and days on which banking institutions are authorized by law to close in the State of California.

               "Capital Expenditures" means expenditures made and liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one (1) year, including, but not limited to, the direct or indirect acquisition of such assets or incurrence of such expenses by way of increased product or service charges, offset items or otherwise and payments with respect to capitalized lease obligations.

               "Closing Date" means the date on which all of the conditions stated in Article V of this Agreement have been met to Purchaser's satisfaction and the purchase price for the Senior Subordinated Note has been paid, but in any event not later than May 5, 1995.

               "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

               "Company" means Overhill Farms, Inc., a Nevada corporation and, unless the context requires otherwise, shall include its Subsidiaries, if any.

               "Controlled Group" means any group of organizations within the meaning of Section 414(b), (c), (m) or (o) of the Code of which the Company is a member.

               "Current Assets" means at any date the amount at which the current assets of the Company would be shown on a balance sheet of the Company as at such date, prepared in accordance with GAAP, provided that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

               "Current Liabilities" means at any date the amount at which the current liabilities of the Company would be shown on a balance sheet of the Company as at such date, prepared in accordance with GAAP.

               "EBITDA" means, for any calendar year, the net income of the Company as calculated in accordance with generally accepted accounting principles, consistently applied plus (to the extent deducted in determining net income) interest expense incurred, federal and state income taxes accrued (whether paid or unpaid), depreciation and amortization expense and any management fees paid to Guarantor to the extent permitted under this Agreement and to the extent the fees were expensed and not paid as a dividend.

               "Employee Benefit Plan" means any employee benefit plan, as defined in Section 3(3) of ERISA, which is, previously has been or will be established or maintained by any member of a Controlled Group.

               "Environmental Laws" means all federal, state, or local laws, ordinances, rules, regulations, interpretations and orders of courts or administrative agencies or authorities relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, and subsurface strata), and other laws relating to (a) Polluting Substances or (b) the manufacture, processing, distribution, use, treatment, handling, storage, disposal, or transportation of Polluting Substances.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time, and the regulations promulgated thereunder.

               "Event of Bankruptcy" means any of (a) the filing by a Person of a voluntary petition in bankruptcy under any provision of any bankruptcy law or a petition to take advantage of any insolvency act, (b) the admission in writing by the Company of its inability to pay its debts generally as they become due, (c) the appointment of a receiver or receivers for all or a material part of a Person's assets with the consent of such Person, (d) the filing of any bankruptcy, arrangement or reorganization petition by or, with the consent of a Person, against such Person under any provision of any bankruptcy law, (e) a receiver, liquidator or trustee of a Person or a substantial part of its assets shall be appointed pursuant to the Federal Bankruptcy Code by the order of a court of competent jurisdiction which shall not be dismissed or stayed within thirty (30) days, or (f) an involuntary petition to reorganize or liquidate a Person pursuant to the Federal Bankruptcy Code shall be filed against such Person and shall not be dismissed or stayed within 30 days.

               "Event of Default" is defined in Section 8.1.

               "Excess Interest" is defined in Section 2.8.

               "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question, provided, that the Company may not change the use or application of any accounting method, practice or principle without the prior written consent of Purchaser, which consent may require that an adjustment be made to any and all the financial covenants and the capital expenditure covenant set forth herein. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

               "Holder" when used in reference to the Senior Subordinated Note and/or the Senior Subordinated Obligations, means the Person or Persons who, at the time of determination, is the lawful owner of all or a portion of the Senior Subordinated Note or an obligee of all or a portion of the Senior Subordinated Obligations.

               "Impositions" is defined in Section 6.9.

               "Indebtedness" means for any Person: (a) all indebtedness, whether or not represented by bonds, debentures, notes, securities, or other evidences of indebtedness, for the repayment of money borrowed, (b) all indebtedness representing deferred payment of the purchase price of property or assets, (c) all indebtedness under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes and leases of property or assets made as a part of any sale and lease - back transaction if required to be capitalized, (d) all indebtedness under guaranties, endorsements, assumptions, or other contractual obligations, including any letters of credit, or the obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, (e) all indebtedness secured by a Lien existing on property owned, subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof, (f) trade accounts payable more than 120 days past due, (g) all amendments, renewals, extensions, modifications and refundings of any indebtedness or obligations referred  to in clauses  (a), (b), (c), (d)  or
               (e), excluding trade accounts payable in the ordinary course of business.

               "Intellectual Property" means all patents, patent rights, patent applications, licenses, inventions, trade secrets, know-how, proprietary techniques (including processes and substances), trademarks, service marks, trade names and copyrights.

               "Lien" means any lien, mortgage, security interest, tax lien, pledge, encumbrance, financing statement, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of Indebtedness or any other obligation, whether arising by agreement, operation of law, or otherwise.

               "Material Adverse Effect" means (a) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company or, as the case may be, Parent and the Company, taken as a whole or (b) the impairment of the ability of any party to perform its obligations under the Agreement or any of the Other Agreements to which it is a party or of Purchaser to enforce or collect any of the Senior Subordinated Obligations. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

               "Maximum Rate" is defined in Section 2.8.

               "Net Worth" means at any date the Company's net worth as determined in accordance with GAAP, consistently applied.

               "Other Agreements" means the Senior Subordinated Note, the Warrant Documents and all other agreements, instruments and documents (including, without limitation, notes, guarantees, powers of attorney, consents, assignments, contracts, notices, subordination agreements and all other written matter), and all renewals, modifications and extensions thereof, whether heretofore, now or hereafter executed by or on behalf of the Company and delivered to and for the benefit of Purchaser or any Person participating with  Purchaser  in the  Senior  Subordinated

               Note   with  respect  to  this  Agreement  or  any  of  the
               transactions contemplated by this Agreement.

               "Parent"    means    Polyphase   Corporation,    a   Nevada
               corporation.

               "Pension Plan" means any employee pension benefit plan, as defined in Section 3(2) of ERISA, which is, was or will be established or maintained by any member of the Controlled Group.

               "Permitted Indebtedness" means (a) any Indebtedness in favor of the Senior Lender under the Senior Loan Agreement and created pursuant thereto, (b) any Indebtedness in favor of Purchaser under this Agreement and/or the Other Agreements and created pursuant thereto, (c) presently existing or hereafter arising purchase money Indebtedness incurred by the Company to finance the acquisition of capital assets by the Company, subject to the limitations placed on capital expenditures in Section 7.9, (d) the Indebtedness set forth on Exhibit D and approved by Purchaser, and (e) other Indebtedness (in addition to the Indebtedness referenced in clauses (a) through (d) above) not exceeding $100,000 in the aggregate.

               "Permitted Investments" means the following:

                    (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof (provided that the full faith and credit of the United States Government is pledged in support thereof), having maturities of not more than twelve (12) months from the date of acquisition;

                    (b) time deposits and certificates of deposit (i) of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $100,000,000 with maturities of not more than twelve months from the date of acquisition or (ii) which are fully insured by the Bank Insurance Fund with maturities of not more than twelve (12) months from the date of acquisition;

                    (c) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than twelve (12) months after the date of acquisition; or

                    (d) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (c) above.

               "Permitted Liens" means (a) Liens in favor of the Senior Lender under the Senior Loan Agreement in effect on the date hereof or created pursuant thereto, (b) Liens securing purchase money Indebtedness incurred to finance the acquisition of capital assets by the Company, subject to the limitations placed on Capital Expenditures in
               Section 7.9 hereof, but only so long as (i) such Lien attaches only to the asset so financed, (ii) the Indebtedness secured by such Lien does not exceed 100% of the purchase price, including installation and freight, of the asset so financed and (iii) no Potential Default or Event of Default has occurred and is continuing, (c) Liens for property taxes not yet due, (d) materialmen's, mechanics', worker's, repairmen's, employees' or other like Liens arising against the Company in the ordinary course of business, in each case which are either not delinquent or are being contested in good faith and by appropriate actions or proceedings conducted with due diligence and for the payment of which adequate reserves in accordance with GAAP have been established with respect thereto to the reasonable satisfaction of Purchaser, (e) deposits to secure payment of worker's compensation, unemployment insurance or other social security benefits and (f) Liens disclosed on Exhibit E and approved by Purchaser.

               "Person" means any individual, sole proprietorship, corporation, business trust, unincorporated organization, association, company, partnership, joint venture, governmental authority (whether a national, federal, state, county, municipality or otherwise, and shall include without limitation any instrumentality, division, agency, body or department thereof), or other entity.

               "Polluting Substances" means all pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes and shall include, without limitation, any flammable explosives, radioactive materials, oil, hazardous materials, hazardous or solid wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, the Hazardous and Solid Waste Amendments of 1984, and the Hazardous Materials
               Transportation Act, as any of the same are hereafter amended, and in the regulations adopted and publications promulgated thereto; provided, in the event any of the foregoing Environmental Laws is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and, provided, further, to the extent that the applicable laws of any state establish a meaning for "hazardous substance," "hazardous waste," "hazardous material," "solid waste," or "toxic substance" which is broader than that specified in any of the foregoing Environmental Laws, such broader meaning shall apply.

               "Potential Default" means the occurrence of any condition or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

               "Prepayment Fee" is defined in Section 2.2 and includes any Prepayment Fee arising as a result of Purchaser's exercise of its rights and remedies under Section 8.2.

               "Property"  means  all   real  property  owned,  leased  or
               operated by the Company.

               "Purchaser" means Rice, together with all of their respective transferees, successors and assigns of all or any portion of the Senior Subordinated Note or the Senior Subordinated Obligations and any nominees on whose behalf any of the foregoing purchase or otherwise acquire any of such Indebtedness of the Company, and shall include, but not be limited to, each and every "Holder" as defined herein. With respect to any right or action to be taken by Purchaser under this Agreement, the term Purchaser means (a) so long as Rice is a Holder, Rice, and (b) if Rice is no longer a Holder, Holders representing a majority in interest of the Senior Subordinated Obligations.

               "Reportable Event" means (i) any of the events set forth in Sections 4043(b) (other than a merger, consolidation or transfer of assets in which no Pension Plan involved has any unfunded benefit liabilities), 4068(f) or 4063(a) of ERISA, (ii) any event requiring any member of the
               Controlled  Group   to  provide   security  under   Section
               401(a)(29) of the Code, or (iii) any failure to make payments required by Section 412(m) of the Code.

               "Seller" means IBM Foods, Inc., a California corporation.

               "Senior Debt" means, at any given time, the Indebtedness (whether now outstanding or hereafter incurred) of the Company in respect of the Senior Loan Agreement, in a principal amount not to exceed $12,000,000 in revolving loans and $6,000,000 in term loans (less the aggregate amount of principal payments made by the Company to the Senior Lender under such term loans), plus interest, fees, expenses, indemnities and all other amounts payable under the Senior Loan Agreement and any notes, security documents, guaranties or other loan documents referred to therein or pursuant thereto, secured by all assets of the Company.

               "Senior Loan Documents" means the Senior Loan Agreement and the agreements, documents and instruments executed in connection therewith or contemplated thereby, and all amendments thereto.

               "Senior Lender" means FINOVA Capital Corporation, its respective successors and assigns, and any Person who replaces or refinances the Senior Loans under the terms set forth in Section 7.1(c).

               "Senior Loan Agreement" means the Loan and Security Agreement between the Company and the Senior Lender, dated as of May 5, 1995, and all documents and instruments delivered pursuant thereto in connection with the loans and advances made thereunder.

               "Senior Loans" means revolving loans in the maximum principal amount of $12,000,000 and terms loans in the maximum principal amount of $6,000,000 made to the Company by the Senior Lender under the Senior Loan Agreement and any permitted replacements and refinancings thereof.

               "Senior Subordinated Note" means a term promissory note issued to a Purchaser pursuant to this Agreement, together with all renewals, modifications, extensions, substitutions and replacements thereof.

               "Senior Subordinated Obligations" means and includes any and all Indebtedness and/or liabilities of the Company to Purchaser of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, under this Agreement or any Other Agreement (regardless of how such Indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument) and all obligations of the Company to
               Purchaser to perform acts or refrain from taking any action under any of the aforementioned documents, together with all renewals, modifications, extensions, increases, substitutions or replacements of any of such Indebtedness.

               "Senior Subordination Agreement" means that certain Intercreditor and Subordination Agreement of even date herewith executed by the Company, the Senior Lender and Purchaser pursuant to which the relative priorities of the Senior Lender and Purchaser with respect to the repayment of Senior Debt and the Senior Subordinated Obligations are established, and all amendments and modifications thereto.

               "Subsidiary" means any Person of which or in which the Company and its other Subsidiaries own directly or indirectly 50% or more of (a) the combined voting power of all classes having general voting power under ordinary circumstances to elect a majority of the board of directors or equivalent body of such Persons, if it is a corporation, (b) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity, or (c) the beneficial interest of such Person if it is a trust, association or other unincorporated organization.

               "Termination Date" means the earliest to occur of (a) May 4, 2003, (b) the date on which the Senior Subordinated
               Note is accelerated pursuant to Article VIII, or (c) the date on which the Senior Subordinated Obligations are paid in full.

               "Termination Event" means (a) a Reportable Event, (b) the termination of a Pension Plan which has unfunded benefit liabilities (including an involuntary termination under Section 4042 of ERISA), (c) the filing of a Notice of Intent to Terminate a Pension Plan, (d) the initiation of proceedings to terminate a Pension Plan under Section 4042 of ERISA or (e) the appointment of a trustee to administer a Pension Plan under Section 4042 of ERISA.

               "Transfer" is defined in Section 12.5 hereof.

               "Transferee" means any Person to whom a Transfer is made.

               "Warrant" mean the warrant to purchase up to 22.5% of the Company's common stock (on a fully diluted basis), as the same may be amended from time to time.

               "Warrant Documents" means, collectively,  (a) the  Warrant,
               (b) the Warrant Purchase Agreement dated as of the Closing Date executed by and between the Company and Rice, with respect to the issuance to Rice of the Warrant, and (c) the Shareholders Agreement dated as of the Closing Date executed by Purchaser, the Company and the Parent, as each of the foregoing may be amended from time to time.

          Terms which are defined in other Sections of this Agreement shall have the meanings specified therein. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the Uniform Commercial Code as adopted and in force in the State of California, as from time to time in effect.

             11.2 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done, unless specified otherwise, in accordance GAAP, except where such principles are inconsistent with the requirements of this Agreement.

             11.3 Directly  or Indirectly.   Where  any provision  in this

          Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

          XII.    MISCELLANEOUS

             12.1 Expenses. The Company agrees to pay (a) all out-of-pocket expenses of Purchaser (including reasonable fees, expenses and disbursements of Purchaser's counsel and the allocated costs of staff counsel) in connection with the preparation, negotiation, enforcement, operation and administration of this Agreement, the Senior Subordinated Note, the Other Agreements, or any documents executed in connection therewith, or any waiver, modification or amendment of any provision hereof or thereof; and (b) if an Event of Default occurs, all court costs and costs of collection, including, without limitation, reasonable fees, expenses and disbursements of counsel employed in connection with any and all collection efforts. The attorneys' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel or Purchaser in any way or respect arising in connection with or relating to any of the events or actions described in this
          Article XII shall be payable by the Company to Purchaser, on demand, and shall be additional Senior Subordinated Obligations. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: recording costs, appraisal costs, paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges, telegram charges; facsimile charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services. The Company agrees to indemnify Purchaser from and hold it harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery by the Company or any other Person of this Agreement, the Other Agreements, and any documents executed in connection therewith.

             12.2 Indemnification. IN ADDITION TO AND NOT IN LIMITATION OF THE OTHER INDEMNITIES PROVIDED FOR HEREIN OR IN ANY OTHER AGREEMENTS, THE COMPANY HEREBY INDEMNIFIES AND HOLDS HARMLESS PURCHASER AND ANY OTHER HOLDERS, AND EVERY AFFILIATE OF ANY OF THE FOREGOING, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, FROM ANY CLAIMS, ACTIONS, DAMAGES, COSTS, ATTORNEYS' FEES AND EXPENSES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS, ACTIONS, DAMAGES, COSTS AND EXPENSES ARISE FROM OR RELATE TO THIS AGREEMENT OR THE OTHER AGREEMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR FROM ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED

          INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING, OR FROM ANY VIOLATION OR CLAIM OF VIOLATION OF ANY APPLICABLE ENVIRONMENTAL LAWS WITH RESPECT TO ANY REAL OR PERSONAL PROPERTY, OR FROM ANY GOVERNMENTAL OR JUDICIAL CLAIM, ORDER OR JUDGMENT WITH RESPECT TO ANY REAL OR PERSONAL PROPERTY OF THE COMPANY, OR FROM ANY BREACH OF THE WARRANTIES, REPRESENTATIONS OR COVENANTS CONTAINED IN THIS AGREEMENT OR THE OTHER AGREEMENTS. THE FOREGOING INDEMNIFICATION INCLUDES ANY SUCH CLAIMS, ACTIONS, DAMAGES, COSTS, AND EXPENSES INCURRED BY REASON OF THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE PERSON TO BE INDEMNIFIED, BUT EXCLUDES ANY OF THE SAME INCURRED BY REASON OF SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

             12.3 Notices. Except as otherwise expressly provided herein, all communications provided for hereunder shall be in writing and delivered or mailed by the United States mails, certified mail, return receipt requested or by facsimile, (a) if to Purchaser, addressed to Purchaser at the address specified on Annex I hereto or to such other address as Purchaser may in writing designate, (b) if to any other Holder, addressed to such Holder at such address as such Holder may in writing designate, and (c) if to the Company, addressed to the Company at the address set forth next to its name on the signature pages hereto or to such other address as the Company may in writing designate. Notices shall be deemed to have been validly  served,  given or  delivered  (and  "the date  of  such notice" or words  of similar effect  shall mean  the date)  five
          (5) days after deposit in the United States mails, certified mail, return receipt requested, with proper postage prepaid, or upon actual receipt thereof (whether by noncertified mail, telecopy, telegram, facsimile, express delivery or otherwise), whichever is earlier.

             12.4 Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by Purchaser at the closing of the purchase of the Senior Subordinated Note, and (c) financial statements, certificates and other information previously or
          hereafter   furnished  to   Purchaser,  may   be  reproduced  by
          Purchaser   by   any   photographic,   photostatic,   microfilm,
          microcard, miniature photographic or other similar process and Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction which is legible shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence; provided that nothing herein contained shall preclude the Company from objecting to the admission of any reproduction on the basis that such reproduction is not accurate, has been altered, is otherwise incomplete or is otherwise inadmissible.

             12.5 Assignment, Sale of Interest. The Company may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof, including, without limitation, the Company's rights, title, interests, remedies, powers and/or duties hereunder or thereunder. The Company hereby consents to Purchaser's participation, sale, assignment, transfer or other disposition (collectively, a "Transfer"), at any time or times hereafter, of this Agreement, or the Other Agreements to which the Company is a party, or of any portion hereof or thereof, including, without limitation, Purchaser's rights, title, interests, remedies, powers and/or duties hereunder or thereunder. In connection with any Transfer, the Company agrees to cooperate fully with Purchaser and any potential Transferee. Such cooperation shall include, but is not limited to, cooperating with any audits or other due diligence investigation undertaken by any potential Transferee.

             12.6 Successors and  Assigns.   This Agreement will  inure to
          the benefit of and be binding upon the parties hereto and their respective successors and assigns.

             12.7 Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

             12.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart or reproduction thereof permitted by Section 12.4.

             12.9 Reliance on and Survival Provisions. All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with a closing, (a) shall be deemed to be material and to have been relied upon by Purchaser, notwithstanding any investigation heretofore or hereafter made by Purchaser or on Purchaser's behalf, and (b) shall survive the delivery of this Agreement and the Senior Subordinated Note until all obligations of the Company under this Agreement shall have been satisfied.

             12.10 Integration and Severability. This Agreement embodies the entire agreement and understanding between Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this
          Agreement or in any Senior Subordinated Notes, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

             12.11 Law Governing. THIS AGREEMENT HAS BEEN SUBSTANTIALLY NEGOTIATED AND IS BEING EXECUTED, DELIVERED, AND ACCEPTED, AND IS INTENDED TO BE PERFORMED, IN PART IN THE STATE OF CALIFORNIA. ALL OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
          ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE SENIOR SUBORDINATED NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE SPECIFIED THEREIN. PURCHASER RETAINS ALL RIGHTS UNDER THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING THOSE RELATING TO THE CHARGING OF INTEREST.

             12.12 Waivers; Modification. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

             12.13 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND PURCHASER HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR SUBORDINATED NOTE OR ANY DOCUMENTS ENTERED INTO IN CONNECTION THEREWITH OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF PURCHASER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

             IN WITNESS WHEREOF, the Company and Purchaser have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                           COMPANY:

                                           OVERHILL FARMS, INC.


                                           By:
                                           Name:
                                           Its:

                                           Company's Address for Notices:

                                           5730 Uplander Way
                                           Suite 201
                                           Culver City, California  90230
                                           Attn:
                                           Facsimile:

                                           with a copy to:

                                           JENKENS & GILCHRIST
                                           1445 Ross Avenue, Suite 3200
                                           Dallas, Texas  75202
                                           Attn:  Ronald J. Frappier, Esq.
                                           Facsimile:  (214) 855-4300

                                                  RICE:

                                                  RICE PARTNERS II, L.P.

                              By:
                              Rice Capital Group IV, L.P.,     its general
                                                               partner

                              By:
                              RMC Fund Management, L.P.,       its general
                                                               partner

                              By:
                              Rice Mezzanine
                              Corporation,                     its general
                                                               partner

                              By:
                              Name:
                              James P. Wilson                  T i t l e :
                                                               Managing
                                                               Director

                                        NOTE PURCHASE AGREEMENT

                                        dated as of May 5, 1995

                                             by and between


                                        RICE PARTNERS II, L.P.,

                                              "Purchaser"

                                                  and

                                         OVERHILL FARMS, INC.,
                                             the "Company"

                                               regarding

                                      13% SENIOR SUBORDINATED NOTE

                                                     TABLE OF CONTENTS

                                         Page

                              I.   DESCRIPTION   OF  SENIOR   SUBORDINATED
                              NOTE
                                   AND COMMITMENT1
                                   1.1   Description       of      Senior
                              Subordinated Note1
                                   1.2   Commitment; Funding 1
                                   1.3   Origination Fee2
                                   1.4   Use of Proceeds2

                              II.  PAYMENT   AND  PREPAYMENT   OF   SENIOR
                              SUBORDINATED

                              OBLIGATIONS................................
                              .......... 2
                                   2.1   Principal and Interest Payments2
                                   2.2   Optional Prepayments3
                                   2.3   Mandatory Prepayments3
                                   2.4   Additional Payments3
                                   2.5   Liquidated Damages4
                                   2.6   Direct Payment4
                                   2.7   Payments  Payable  on   Business
                              Days       4
                                   2.8   Interest Laws4

                              III. REPRESENTATIONS   AND   WARRANTIES   OF
                              PURCHASER..........5
                                   3.1   Existence5
                                   3.2   Authority5
                                   3.3   Investor Status5
                                   3.4   Investment for own Account5
                                   3.5   Legend on Note5

                              IV.  REPRESENTATIONS AND  WARRANTIES OF  THE
                              COMPANY    5
                                   4.1   Corporate      Existence     and
                              Authority  6
                                   4.2   Financial Statements...6
                                   4.3   Default6
                                   4.4   Authorization   and   Compliance
                              with Laws and
                                           Material Agreements6
                                   4.5   Environmental Condition  of  the
                              Property   7
                                   4.6   Solvency8
                                   4.7   Litigation and Judgments8
                                   4.8   Rights in Properties; Liens8
                                   4.9   Enforceability9
                                   4.10  Indebtedness9
                                   4.11  Taxes9
                                   4.12  Use    of    Proceeds;    Margin

                              Securities 9
                                   4.13  ERISA9
                                   4.14  Delivery      of     Acquisition
                              Documents  10
                                    4.15 Disclosure....10
                                    4.16 Subsidiaries and Capitalization
                              10
                                    4.17 Current Locations10
                                    4.18 Investment Company Act11
                                    4.19 Public Utility  Holding  Company
                              Act        11
                                    4.20 Securities Laws11
                                    4.21 No Labor Disputes11
                                    4.22 Brokers11
                                    4.23 Insurance11
                                    4.24 Conduct of Business11

                              V.   CONDITIONS PRECEDENT TO  OBLIGATIONS OF
                              PURCHASER  11
                                   5.1   Effectiveness  of  Senior Lender
                              Loan
                                           Documents11
                                   5.2   Cash Infusion12
                                   5.3   Effectiveness      of     Senior
                              Subordination
                                           Agreement12
                                   5.4   Minimum Availability12
                                   5.5
                              Acquisition................................
                              ...........................................
                              ............................12
                                   5.6   No  Litigation;  Consummation of
                              Transactions12
                                   5.7   Documents.12
                                   5.8   Material Adverse Change15
                                   5.9   Fees15
                                   5.10  No Event of Default15
                                   5.11  Representations and Warranties15
                                   5.12  E  m  p  l  o  y  m  e  n  t
                              Agreement..................................
                              ...........................................
                              ....       15
                                   5.13  D              u              e
                              Diligence..................................
                              ...........................................
                              ....................16

                              VI.  AFFIRMATIVE COVENANTS16
                                   6.1   Financial Statements16
                                   6.2   Certificates; Other Information
                              17
                                   6.3   Books and Records18
                                   6.4   Financial Disclosure18
                                   6.5   Disclosure of Material Matters18

                                   6.6   Performance of Obligations18
                                   6.7   Preservation  of  Existence  and
                              Conduct of Business18
                                   6.8   Maintenance of Properties18
                                   6.9   Payment of Taxes and Claims19
                                   6.10  Compliance with Laws19
                                   6.11  Payment       of       Leasehold
                              Obligations.19
                                   6.12  Insurance19
                                   6.13  Inspection Rights20
                                   6.14  Notices20
                                   6.15  Senior Loan Document Amendments
                              20
                                   6.16  Further Assurances20
                                   6.17  Compliance  with  ERISA  and the
                              Code       21
                                   6.18  Compliance  with  Regulations G,
                              U, and X   21
                                   6.19  Fiscal Year.......21
                                   6.20  Board Observation and Membership
                              21
                                   6.21  Environmental Costs21
                                   6.22  C h i e f      E x e c u t i v e
                              Officer....................................
                              ...........................................
                              ...        22

                              VII. NEGATIVE COVENANTS22
                                   7.1   Indebtedness22
                                   7.2   Limitation on Liens23
                                   7.3   Merger, Acquisition, Dissolution
                              and Sale of Assets....23
                                   7.4   R  e  s  t  r  i  c  t  e  d
                              Payments...................................
                              ...........................................
                              .......... 23
                                   7.5   Loans and Investments.23
                                   7.6   Transactions with Affiliates23
                                   7.7   Nature of Business....23
                                   7.8   Modification  of   Senior   Loan
                              Agreement  23
                                   7.9   Capital Expenditures23
                                   7.10  Financial Covenants23
                                   7.11  Remuneration24

                              VIII.      EVENTS  OF DEFAULT  AND REMEDIES
                              THEREFOR   24
                                   8.1   Events of Default24
                                   8.2   Remedies   of    Holders    upon
                              Occurrence of Event of Default26
                                   8.3   Annulment of Acceleration27
                                   8.4   Payment of  Senior  Subordinated
                              Obligations27
                                   8.5   Remedies27

                                   8.6   Conduct No Waiver28

                              IX.  SUBORDINATION..28
                              28
                              X.28 FORM  OF   SENIOR  SUBORDINATED   NOTE,
                              REGISTRATION,
                                     TRANSFER AND REPLACEMENT28
                                   10.1  Form   of   Senior  Subordinated
                              Note.      28
                                   10.2  Senior     Subordinated     Note
                              Register   28
                                   10.3  Issuance    of     New    Senior
                              Subordinated Note
                                            upon Exchange or Transfer.28
                                   10.4  Replacement       of      Senior
                              Subordinated Note29

                              XI.  INTERPRETATION OF AGREEMENT.....29
                                   11.1  Certain Terms Defined29
                                   11.2  Accounting Principles37
                                   11.3  Directly or Indirectly37

                              XII. MISCELLANEOUS37
                                   12.1  Expenses37
                                   12.2  Indemnification.38
                                   12.3  Notices38
                                   12.4  Reproduction of Documents.......
                              39
                                   12.5  Assignment,        Sale       of
                              Interest................39
                                   12.6  Successors and Assigns39
                                   12.7  Headings39
                                   12.8
                              Counterparts...............................
                              .          39
                                   12.9  Reliance    on    and   Survival
                              Provisions 39
                                   12.10 Integration and Severability40
                                   12.11 Law Governing40
                                   12.12 Waivers; Modification40
                                   12.13 Waiver of Jury Trial40



                              ANNEX, SCHEDULES AND EXHIBITS

                              Annex I        Information        Concerning
                              Purchaser

                              Schedule 4.3   -Defaults   under    Existing
                              Agreements
                              Schedule 4.4   -Authorizations,   Approvals,
                              Consents and Filings
                              Schedule 4.5   -Environmental  Condition  of

                              Property
                              Schedule 4.7   -Litigation and Judgments
                              Schedule 4.16  -Capitalization
                              Schedule 4.17  -Current Locations
                              Schedule 4.21  -Labor       Unions       and
                              Organizations
                              Schedule 4.23  -Brokers
                              Schedule 4.24  -Conduct of Business
                              Schedule 7.11  -Remuneration

                              Exhibit A -    Form  of Senior  Subordinated
                              Note
                              Exhibit B -    Form of Legal Opinion
                              Exhibit C -    Form of Officer's  Compliance
                              Certificate
                              Exhibit D -    Permitted Indebtedness
                              Exhibit E -    Permitted Liens